Exhibit 10.101
Execution Version
NINTH AMENDMENT TO THE COMMON TERMS AGREEMENT, SIXTH AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT AND FOURTH AMENDMENT TO THE CREDIT FACILITY AGREEMENT
This NINTH AMENDMENT TO THE COMMON TERMS AGREEMENT, SIXTH AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT AND FOURTH AMENDMENT TO THE CREDIT FACILITY AGREEMENT 0(this “Amendment”), dated as of October 7, 2025 (the “Effective Date”), is in respect of:
(a)    the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”) (as amended prior to the date hereof, and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”);
(b)    the Common Security and Account Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Senior Creditor Group Representatives from time to time party thereto, the Intercreditor Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Mizuho Bank, Ltd., as the account bank (the “Account Bank”) (as amended prior to the date hereof, and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”); and
(c)    the Credit Facility Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, Credit Facility Agent, and solely for purposes of Section 3.06 thereof, the Collateral Agent (as amended prior to the date hereof, and as may be amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”).
All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent consent and agree, and the Lenders party hereto (constituting the Required Lenders), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent are willing to consent and agree, to amend the

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Common Terms Agreement, the Common Security and Account Agreement and Credit Facility Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement, Sections 7.2(a)(i)(A) (Modification Approval Levels) and 12.14 (Amendments) of the Common Security and Account Agreement and Section 11.01 (Decisions; Amendments, Etc) of the Credit Facility Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Consent and Amendments.
1.1    Consent and Amendment to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree as follows:
(a)    The definition of “Acceptable Debt Service Reserve LC” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be amended and restated in its entirety as follows:
““Acceptable Debt Service Reserve LC” means an irrevocable, standby letter of credit issued by an Acceptable Bank for the benefit of the Collateral Agent that includes the following material terms:
(a) an expiration date no earlier than 364 days following its issuance date;
(b) allows the Collateral Agent to make a drawdown of up to the stated amount in each of the circumstances described in Section 4.9(d) (Acceptable Debt Service Reserve LC) of the Common Security and Account Agreement; and
(c) except in respect of any letters of credit constituting Working Capital Debt, the reimbursement and other payment obligations with respect to such letter of credit are not for the account of any Obligor.”
1.2    Amendments to Common Security and Account Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Collateral Agent (at the direction of the Intercreditor Agent) hereby consents and agrees to amend the Common Security and Account Agreement as follows:
(a)    Section 4.5(i)(ii) (Senior Facilities Debt Service Reserve Account) of the Common Security and Account Agreement shall be amended and restated in its entirety as follows:

“(ii) Funds in the Senior Facilities Debt Service Reserve Account (if any) may be replaced by an Acceptable Debt Service Reserve LC and such funds shall (A) first, if applicable, be applied in accordance with Section 3.4(a)(viii) (Mandatory Prepayments – Letters of Credit) of the Common Terms Agreement and (B) second, notwithstanding anything to the contrary set forth herein, be transferred to the Revenue Account.”
(b)    Section 4.5(l)(i) (Additional Debt Service Reserve Account) of the Common Security and Account Agreement shall be amended and restated in its entirety as follows:
“(i) Each Additional Debt Service Reserve Account shall be funded (A) with the proceeds of the Senior Debt for which such Account was established, (B) in accordance with the provisions of Section 14.2(c) (Project Completion Date Waterfall – Project Completion Date Waterfall) of the Common Terms Agreement and/or pursuant to Section 4.7 (Cash Waterfall) or (C) with an Acceptable Debt Service Reserve LC. Upon the replacement of any funds in an Additional Debt Service Reserve Account with an Acceptable Debt Service Reserve LC, notwithstanding anything to the contrary set forth herein, such funds shall be transferred to the Revenue Account.”
(c)    The definition of “Acceptable Debt Service Reserve LC” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement shall be amended and restated in its entirety as follows:
““Acceptable Debt Service Reserve LC” means an irrevocable, standby letter of credit issued by an Acceptable Bank for the benefit of the Collateral Agent that includes the following material terms:
(a) an expiration date no earlier than 364 days following its issuance date;
(b) allows the Collateral Agent to make a drawdown of up to the stated amount in each of the circumstances described in Section 4.9(d) (Acceptable Debt Service Reserve LC) of the Common Security and Account Agreement; and
(c) except in respect of any letters of credit constituting Working Capital Debt, the reimbursement and other payment obligations with respect to such letter of credit are not for the account of any Obligor.”
1.3    Amendments to Credit Facility Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, and the Credit Facility Agent (at the direction of the Required Lenders) hereby consent and agree as follows:
(a)    Section 2.10(b) of the Credit Facility Agreement is hereby amended and restated in its entirety as follows:

The Borrower shall be permitted to use the Letters of Credit and the proceeds of Working Capital Loans solely for working capital purposes of the Obligors, including (i) to satisfy the Obligors’ credit support obligations under the Material Project Agreements and (ii) to fund reserve requirements (including the Senior Facilities Debt Service Reserve Account and/or any Additional Debt Service Reserve Account); provided, that the Borrower shall not borrow amounts under the Working Capital Facility or use the proceeds of Working Capital Loans to meet any requirement under any other Senior Debt Instrument governing the Working Capital Debt that the Borrower reduce the principal amount relating to any revolving loans under such other Senior Debt Instrument to $0 for a period of at least five (5) consecutive Business Days at least once per calendar year (it being acknowledged and agreed that the foregoing shall not limit the utilization by the Borrower of other Indebtedness that is permitted to be incurred pursuant to Section 12.14 (Limitation on Indebtedness) of the Common Terms Agreement for such purposes to the extent the terms and conditions of such Indebtedness permit such utilization).
Section 2.    Effectiveness. This Amendment shall become effective as of the date of delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Collateral Agent, (v) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (vi) Lenders constituting the Required Lenders under the Credit Facility Agreement;
Section 3.    Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, the Collateral Agent and Intercreditor Agent that:
3.1    no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and
3.2    each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.
Section 4.    Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Security and Account Agreement, shall refer to the Common Terms Agreement as amended hereby, (ii) each reference to “Common Security and Account Agreement” in each Finance Document, including the Intercreditor

Agreement and the Common Terms Agreement, shall refer to the Common Security and Account Agreement as amended hereby and (iii) each reference to “Credit Facility Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Terms Agreement, shall refer to the Credit Facility Agreement as amended hereby.
Section 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
Section 6.    Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.
Section 7.    Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.
Section 8.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Common Security and Account Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.
Section 10.    E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.    Guarantee Reaffirmation. The Guarantor hereby confirms, reaffirms and ratifies its obligations under the Finance Documents. After giving effect to this Consent, each Obligor hereby (a) confirms the security interest in the Collateral granted by it in favor of the

Collateral Agent for itself and for the ratable benefit of the Secured Parties pursuant to the Security Documents and (b) to the extent not otherwise effected by the preceding clause (a), as security for the prompt and complete payment and performance when due of all of the Senior Debt Obligations, further grants to the Collateral Agent for itself and for the ratable benefit of the Secured Parties a continuing security interest, in all of such Obligor’s right, title and interest in, to and under the Collateral, in each case, whether now owned or existing or hereafter acquired, arising or created, and wherever located.
Section 12.    Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.
12.1    By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment, (ii) direct the Intercreditor Agent to execute this Amendment and (iii) direct the Intercreditor Agent to direct the Collateral Agent to execute this Amendment..
12.2    Based on the instructions in Section 12.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby (i) directs the Intercreditor Agent to execute this Amendment and (ii) directs the Intercreditor Agent to direct the Collateral Agent to execute this Amendment.
12.3    Based on the instruction above, the Intercreditor Agent hereby directs the Collateral Agent to execute this Amendment.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower
By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel and Secretary

TRANSCAMERON PIPELINE, LLC, as the Guarantor
By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel and Secretary

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. NATIXIS, NEW YORK BRANCH, as Credit Facility Agent
By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Director

By:	/s/ Katarina Janosikova
Name: Katarina Janosikova
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. MIZUHO BANK, LTD., as Intercreditor Agent
By:	/s/ Randy Kahn
Name: Randy Kahn
Title: Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. MIZUHO BANK (USA), as Collateral Agent
By:	/s/ Randy Kahn
Name: Randy Kahn
Title: Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. FEDERATED HERMES PROJECT AND TRADE FINANCE TENDER FUND, as Lender
By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. PROJECT AND TRADE FINANCE CORE FUND, as Lender
By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender
By:	/s/ A. Bruns
Name: A. Bruns
Title: Director

By:	/s/ M. Thier
Name: M. Thier
Title: Executive Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. GOLDMAN SACHS BANK USA, as Lender
By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. RREEF America LLC on behalf of RIN II Ltd., RIN III Ltd., RIN IV Ltd., RIN V LLC, RIN VI LLC, RIN VII LLC, RIN VIII LLC, as Lender
By:	/s/ Jonathan Newman
Name: Jonathan Newman
Title: Authorized Signatory

By:	/s/ Matt Woods
Name: Matt Woods
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. NATIXIS, NEW YORK BRANCH, as Lender
By:	/s/ Scott Dunlop
Name: Scott Dunlop
Title: Executive Director

By:	/s/ John Sickler III
Name: John Sickler III
Title: Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. KfW IPEX-Bank GmbH, as Lender
By:	/s/ Markus Schmidt
Name: Markus Schmidt
Title: Director

By:	/s/ Olga Zavrichko
Name: Olga Zavrichko
Title: Associate

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH as Lender
By:	/s/ Bill Stonberg
Name: Bill Stonberg
Title: Senior Director

By:	/s/ Ralf Goebel
Name: Ralf Goebel
Title: Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
By:	/s/ Kareem Hartl
Name: Kareem Hartl
Title: [Illegible]

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: [Illegible]

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. STWD 2024-SIF3, LLC as Lender
By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. Starwood 2024-SIF4, LLC as Lender
By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. Starwood 2025-SIF5, LLC as Lender
By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. MIZUHO BANK, LTD., as Lender
By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Omar Valdez
Name: Omar Valdez
Title: Executive Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. ROYAL BANK OF CANADA, as Lender
By:	/s/ Sue Carol Sedillo
Name: Sue Carol Sedillo
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH as Lender
By:	/s/ Lin (Allan) Sun
Name: Lin (Allan) Sun
Title: Head of Project Finance, Executive Director

By:	/s/ Pedro Craveiro
Name: Pedro Craveiro
Title: Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA, as Lender
By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

By:	/s/ Pablo A. Mares
Name: Pablo A. Mares
Title: VP, Project Finance

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. BANK OF AMERICA, N.A., as Lender
By:	/s/ Christopher Baethge
Name: Christopher Baethge
Title: Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. BANCO SANTANDER, S.A., NEW YORK BRANCH as Lender
By:	/s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

By:	/s/ Erika Wershoven
Name: Erika Wershoven
Title: ED

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender
By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. FEDERATED HERMES PROJECT AND TRADE FINANCE MASTER FUND, as Lender
By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above. NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (AA SECTION), as Lender
By:	/s/ Cameron Price
Name: Cameron Price
Title: Authorized Signatory

By:	/s/ Nick Cleary
Name: Nick Cleary
Title: Authorized Signatory

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender
By:	/s/ Cameron Price
Name: Cameron Price
Title: Authorized Signatory

By:	/s/ Nick Cleary
Name: Nick Cleary
Title: Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO CTA, SIXTH AMENDMENT TO CSAA AND FOURTH AMENDMENT TO THE CFA